CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2007

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Financial Statements
(Unaudited)

September 30, 2007

Contents

Performance Summary	2
Consolidated Portfolio Asset Allocation	3

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Notes to Consolidated Financial Statements	12
Schedule of Changes in Investments in Affiliates	30

Supplemental Information

Consolidating Statement of Assets and Liabilities	28
Consolidating Statement of Operations	29

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Fund Inception (July 31, 2006) through September 30, 2007

Internal Rate of Return v. Merrill Lynch US High Yield and S&P 500 Indices

	2006*	2007**	Annualized Inception-to-Date
Special Value Continuation Fund, IRR	20.7%	23.2%	22.2%
Merrill Lynch US High Yield Index	17.9%	4.5%	9.2%
Standard & Poor's 500 Index	30.5%	12.4%	18.6%

* Annualized period from inception (July 31, 2006) through December 31, 2006
** Annualized year to date

The internal rates of return shown above represent past performance and are not a guarantee of future performance of Special Value Continuation Fund (the "Company"). Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRRs presented assume an investment in the Company at net asset value as of the period beginning date, and a liquidation of the Company at net asset value as of the period end date. IRR is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed in the initial operating periods of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2007

Portfolio Holdings by Industry (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	19.3%
Motor Vehicle Parts Manufacturing	10.7%
Other Amusement and Recreation Industries	7.4%
Nonferrous Metal (except Aluminum) Production and Processing	6.5%
Satellite Telecommunications	5.7%
Automotive Repair and Maintenance	5.5%
Scheduled Air Transportation	4.8%
Other Information Services	4.2%
Data Processing, Hosting and Related Services	3.8%
Semiconductor and Other Electronic Component Manufacturing	3.7%
Glass and Glass Products Manufacturing	2.8%
Depository Credit Intermediation	2.4%
Plastics Product Manufacturing	2.2%
Electric Power Generation, Transmission and Distribution	1.2%
Communications Equipment Manufacturing	0.7%
Offices of Real Estate Agents and Brokers	0.5%
Support Activities for Air Transportation	0.1%
Motor Vehicle Manufacturing	0.0%
Miscellaneous Securities	2.7%
Cash and Cash Equivalents	15.9%

Total	100.0%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2007

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$250,093,026	$254,390,115
Equity securities	53,758,404	65,399,798
Total investments in securities of unaffiliated issuers	303,851,430	319,789,913

Investments in securities of affiliates
Debt securities	120,265,613	120,408,846
Equity securities	155,143,429	255,499,909
Total investments in securities of affiliates	275,409,042	375,908,755

Total investments	579,260,472	695,698,668

Cash and cash equivalents		131,998,842
Accrued interest income on securities of unaffiliated issuers		5,210,282
Accrued interest income on securities of affiliates		1,721,434
Deferred debt issuance costs		3,010,850
Receivable for investment securities sold		643,500
Prepaid expenses and other assets		7,982,210
Total assets		846,265,786

Liabilities
Credit facility payable		212,000,000
Distributions payable to common shareholders		9,012,000
Distributions payable to minority interestholder		2,300,000
Payable for investment securities purchased		6,062,920
Unrealized loss on derivative instruments (Note 2)		5,096,751
Interest payable		2,625,501
Management and advisory fees payable		690,599
Payable to affiliate		80,704
Director fees payable		15,417
Accrued expenses and other liabilities		445,357
Total liabilities		238,329,249

Preferred Stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares
issued and outstanding		23,500
Accumulated dividends on Series Z preferred stock		2,199
Total Series Z preferred stock		25,699

Preferred limited partnership interest
Series A preferred limited partnership interest in Special Value Continuation Partners, LP;
$20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding		134,000,000
Accumulated distributions on Series A preferred limited partnership interests		2,102,037
Total preferred limited partnership interest		136,102,037

Minority Interest
General partnership interest in Special Value Continuation Partners, LP		18,409,804

Net assets applicable to common shareholders		$453,398,997

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777
shares issued and outstanding		$419
Paid-in capital in excess of par, net of contributed unrealized gains		361,346,390
Distributions in excess of net investment income		(28,255,922)
Accumulated net realized gains		29,471,456
Accumulated net unrealized appreciation		111,350,694
Accumulated distributions to minority interestholders		(18,409,804)
Accumulated distributions to Series A preferred limited partnership interestholders		(2,102,037)
Accumulated dividends to Series Z preferred shareholders		(2,199)
Net assets applicable to common shareholders		$453,398,997

Common stock, NAV per share		$1,082.21

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (45.29%)
Bank Debt (32.08%) (1)
Automotive Repair and Maintenance (3.38%)
ESP Holdings Inc., 1st Lien Revolver, LIBOR + 4.5%, due 12/12/08
(Acquired 4/27/07, Amortized Cost $508,781) (2)	$5,003,781	$508,781	0.06%
ESP Holdings Inc., 1st Lien Term Loan, LIBOR + 3.5%, due 12/12/08
(Acquired 4/25/07 and 4/27/07, Amortized Cost $9,467,832) (2)	$9,370,708	9,294,571	1.12%
ESP Holdings Inc., 2nd Lien Term Loan, LIBOR + 7%, due 9/12/12
(Acquired 9/12/07, Amortized Cost $18,129,276) (2)	$18,055,561	18,181,950	2.20%
Total Automotive Repair and Maintenance		27,985,302

Communications Equipment Manufacturing (0.71%)
Enterasys Network Distribution Ltd. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,091,575	0.13%
Enterasys Networks, Inc. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,786,138	0.58%
Total Communications Equipment Manufacturing		5,877,713

Data Processing, Hosting and Related Services (2.52%)
Anacomp Inc. Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,032,615) (2), (5), (6)	$1,032,615	1,032,615	0.12%
Terremark Worldwide, Inc. 1st Lien Term Loan, LIBOR + 3.75%, due 8/1/12
(Acquired 8/1/07, Amortized Cost $5,717,101)	$5,717,101	5,711,384	0.69%
Terremark Worldwide, Inc. 2nd Lien Term Loan, LIBOR + 3.25% + 4.5% PIK, due 2/1/13
(Acquired 8/1/07, Amortized Cost $13,938,402)	$14,020,280	14,125,432	1.71%
Total Data Processing, Hosting and Related Services		20,869,431

Electric Power Generation, Transmission and Distribution (0.08%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,044,613) (3)	$23,218,324	637,762	0.08%

Motor Vehicle Manufacturing (-0.05%)
General Motors Corp., Revolver, LIBOR + 1.5%, due 7/20/11
(Acquired 9/27/07, Amortized Cost $(358,350))	$5,000,000	(405,000)	-0.05%

Motor Vehicle Parts Manufacturing (5.49%)
EaglePicher Holdings Inc., 3rd Lien Term Loan, LIBOR + 12.5%, due 12/30/11
(Acquired 12/30/05, Amortized Cost $29,283,431) (2)	$29,283,431	30,308,351	3.66%
Delco Remy International Inc., 1st Lien Term Loan B, LIBOR + 6%, due 6/30/08
(Acquired 12/29/05, Amortized Cost $14,550,000)	$15,000,000	15,150,000	1.83%
Total Motor Vehicle Parts Manufacturing		45,458,351

Offices of Real Estate Agents and Brokers (0.53%)
Realogy Corp. Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $(770,000))	$15,000,000	(1,245,000)	-0.15%
Realogy Corporation, Delayed Draw B Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, and 9/12/07, Amortized Cost $5,691,250)	$6,000,000	5,634,000	0.68%
Total Offices of Real Estate Agents and Brokers		4,389,000

Satellite Telecommunications (5.62%)
ProtoStar Limited, Senior Secured Note, LIBOR + 9.50%, due 7/12/08
(Acquired 7/12/07, Amortized Cost $4,297,693)	$4,297,693	4,297,693	0.52%
WildBlue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 4% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $20,380,624)	$20,248,203	20,165,185	2.44%
WildBlue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $21,461,456)	$22,092,638	22,029,673	2.66%
Total Satellite Telecommunications		46,492,551

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Semiconductor and Other Electronic Component Manufacturing (2.98%)
Celerity, Inc. Senior Secured Notes, LIBOR + 8%, due 12/23/08
(Acquired 12/23/04 and 2/2/06, Amortized Cost $25,087,417) (2)	$25,087,417	$24,648,387	2.98%

Wired Telecommunications Carriers (10.82%)
Casema Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $26,946,029) - (Netherlands) (9)	€21,077,304	30,202,550	3.65%
Global Crossing Limited Tranche B Term Loan, LIBOR +6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $8,552,409)	$8,552,409	8,466,885	1.02%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan, LIBOR + 7% PIK, due 2/18/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	3,535,000	0.43%
Integra Telecom, Inc. Unsecured Term Loan (Holdco), LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,000,000)	$4,000,000	4,080,000	0.49%
Interstate Fibernet, Inc. 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $11,147,632) (2)	$11,462,861	11,472,410	1.39%
Interstate Fibernet, Inc. 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $12,281,636) (2)	$12,281,636	12,496,565	1.51%
NEF Telecom Company BV 2nd Lien Term Loan, EURIBOR + 5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $2,017,038) - (Bulgaria) (9)	€1,473,796	2,105,819	0.25%
NEF Telecom Company BV Mezzanine Term Loan,
EURIBOR + 4.25% Cash + 5.25% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $16,411,608) - (Bulgaria) (9)	€11,986,080	17,198,869	2.08%
Total Wired Telecommunications Carriers		89,558,098

Total Bank Debt (Cost $261,041,401)		265,511,595

Other Corporate Debt Securities (13.21%)
Nonferrous Metal (except Aluminum) Production and Processing (1.51%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$12,240,000	12,465,216	1.51%

Plastics Product Manufacturing (1.87%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$16,912,000	15,453,340	1.87%

Other Amusement and Recreation Industries (7.35%)
Bally Total Fitness Holdings, Inc. Senior Subordinated Notes, 9.875%, due 10/15/07 (3)	$66,136,000	60,845,120	7.35%

Miscellaneous Securities (2.48%) (4)	$29,653,000	20,523,690	2.48%

Total Other Corporate Debt Securities (Cost $109,317,237)		109,287,366

Total Debt Securities (Cost $370,358,639)		374,798,961

Equity Securities (38.77%)
Automotive Repair and Maintenance (2.10%)
ESP Holdings, Inc. Common Stock
(Acquired 9/12/07 Cost $9,311,782) (2), (3), (5)	88,670	8,436,064	1.02%
ESP Holdings, Inc. Preferred Stock
(Acquired 9/12/07 Cost $9,829,103) (2), (3), (5)	88,670	8,898,921	1.08%
Total Automotive Repair and Maintenance		17,334,985

Data Processing, Hosting and Related Services (1.31%)
Anacomp, Inc. Common Stock
(Acquired during 2002, 2005 and 2006, Cost $26,711,048) (2), (3), (5), (6)	1,253,969	10,846,832	1.31%

Depository Credit Intermediation (2.38%)
Doral Holdings, LP Limited Partner Interest
(Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	19,707,722	2.38%

Electric Power Generation, Transmission and Distribution (1.17%)
Mach Gen, LLC Common Units
(Acquired 2/21/07, Cost $1,403,487) (3), (5)	7,831	8,516,213	1.03%
Mach Gen, LLC Warrants to purchase Warrant Units
(Acquired 2/21/07, Cost $387,063) (3), (5)	2,098	1,153,900	0.14%
Total Electric Power Generation, Transmission and Distribution		9,670,113

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Security	Shares	Value	Investments

Equity Securities (continued)
Glass and Glass Products Manufacturing (2.76%)
Owens Corning, Inc. Common Stock (3)	910,755	$22,814,413	2.76%

Motor Vehicle Parts Manufacturing (5.25%)
EaglePicher Holdings Inc. Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6), (7)	1,312,720	43,474,004	5.25%

Nonferrous Metal (except Aluminum) Production and Processing (4.96%)
International Wire Group, Inc. Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6)	1,979,441	41,073,401	4.96%

Other Amusement and Recreation Industries (0.01%)
Bally Total Fitness Holdings, Inc. Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $661,361) (3), (5), (8)	293,938	76,056	0.01%

Other Information Services (4.20%)
Information Resources, Inc. Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (5), (6)	8,334,074	17,834,918	2.15%
Information Resources, Inc. Series A Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (5), (6)	7,921,579	16,952,180	2.05%
Total Other Information Services		34,787,098

Plastics Product Manufacturing (0.28%)
Pliant Corporation Common Stock (3)	422	422	0.00%
Pliant Corporation 13% Preferred Stock	5,196,587	2,348,337	0.28%
Total Plastics Product Manufacturing		2,348,759

Satellite Telecommunications (0.09%)
WildBlue Communications, Inc. Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5)	1,573,826	708,222	0.09%

Semiconductor and Other Electronic Component Manufacturing (0.68%)
Celerity Holding Co., Inc. Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	5,606,797	0.68%
Kinetics Holdings, LLC Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		5,606,798

Support Activities for Air Transportation (0.08%)
Pemco Aviation Group, Inc. Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	676,654	0.08%

Scheduled Air Transportation (4.79%)
SVC Partners Corp. 2 Common Stock
(Acquired 5/15/07, Cost $17,792,690) (2), (5), (10)	100	39,650,000	4.79%

Wired Telecommunications Carriers (8.47%)
Integra Telecom, Inc., Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $820,222) (3), (5)	2,452,565	3,887,309	0.47%
Interstate Fibernet, Inc. Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (5), (6)	10,890,068	62,726,792	7.58%
NEF Kamchia Limited Partner Interests (3), (5), (9)	2,455,500	3,503,262	0.42%
Total Wired Telecommunications Carriers		70,117,363

Miscellaneous Securities (0.24%)	110,109	2,007,287	0.24%

Total Equity Securities (Cost $208,901,833)		320,899,707

Total Investment in Securities (Cost $579,260,472)		695,698,668

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Cash and Cash Equivalents (15.94%)
Rabobank Commercial Paper, 4.89%, due 10/1/07	$12,200,000	$12,195,029	1.47%
Ranger Commercial Paper, 5.15%, due 10/04/07	$31,150,000	31,087,613	3.76%
Ranger Commercial Paper, 5.70%, due 10/16/07	$5,000,000	4,974,667	0.60%
Toyota Motor Credit Commercial Paper, 4.70%, due 10/1/07	$39,900,000	39,884,372	4.82%
Union Bank of California Certificate of Deposit, 5.35%, due 11/14/07	$5,000,000	5,000,000	0.60%
Wachovia Corporation Commercial Paper, 5.10%, due 10/29/07	$25,000,000	24,890,101	3.00%
Wachovia Corporation Commercial Paper, 5.10%, due 10/25/07	$12,100,000	12,050,289	1.46%
Wells Fargo Bank Overnight Repo, 4.35%	$1,071,018	1,071,018	0.13%
Cash Held on Account at Various Institutions	$845,753	845,753	0.10%
Total Cash and Cash Equivalents (11)		131,998,842

Total Cash and Investments in Securities		$827,697,510	100.00%

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Investment is wholly owned by the Partnership.

(11)	Cash and cash equivalents includes $12,050,289 million segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $346,379,817 and $365,368,543, respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2007 was $571,706,058, or 69.1% of total cash and investments of the Partnership.

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Nine Months Ended September 30, 2007

Investment income
Interest income from investments in securities of unaffiliated issuers	$28,716,451
Interest income from investments in affiliates	17,161,074
Dividend income from unaffiliated issuers	4,932
Dividend income from affiliates	7,005,528
Income from original issue discount	996,602
Other income - unaffiliated issuers	1,474,700
Other income - affiliates	13,095
Total interest and related investment income	55,372,382

Operating expenses
Interest expense	7,318,781
Management and advisory fees	6,215,391
Legal fees, professional fees and due diligence expenses	998,964
Amortization of deferred debt issuance costs	365,469
Commitment fees	150,611
Director fees	132,750
Insurance expense	117,846
Other operating expenses	339,535
Total expenses	15,639,347

Net investment income	39,733,035

Net realized and unrealized gain on cash and investments
Net realized gain from:
Investments in securities of unaffiliated issuers	3,913,788
Investments in securities of affiliated issuers	25,557,668
Net realized gain on investments	29,471,456

Net change in unrealized appreciation on investments:
Investments	25,400,645
Foreign currency	5,932
Net change in unrealized appreciation	25,406,577
Net realized and unrealized gains	54,878,033

Distributions to minority interestholder	(12,940,000)
Distributions to Series A preferred limited partnership interestholders	(6,223,243)
Net change in reserve for distributions to minority interestholder	(4,833,470)
Net change in reserve for distributions to Series A preferred
limited partnership interestholders	(14,835)
Net change in reserve for dividends to Series Z preferred shareholders	(1,432)

Net increase in net assets applicable to common shareholders
resulting from operations	$70,598,088

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Nine Months
	Ended	July 31, 2006
	September 30, 2007	(Inception) to
	(Unaudited)	December 31, 2006

Net assets applicable to common shareholders, beginning of period	$434,092,909	$-

Common shareholder contributions (including contributed securities
with unrealized gain of $57,608,968)	-	418,955,777

Net investment income	39,733,035	20,167,608
Net realized gains	29,471,456	7,516,463
Net change in unrealized appreciation	25,406,577	18,572,166
Net change in reserve for dividends to Series Z preferred shareholders	(1,432)	(767)
Distributions to Series A preferred limited partnership interestholders from:
Net investment income	(6,223,243)	(995,197)
Net realized gain on investments	-	(422,588)
Net change in reserve for distributions to Series A preferred limited
partnership interestholders	(14,835)	(2,087,202)
Distributions to minority interestholder from:
Net investment income	(12,940,000)	(3,341,225)
Net realized gain on investments	-	(1,418,775)
Net change in reserve for distributions to minority interestholder	(4,833,470)	(3,813,351)

Net increase in net assets applicable to common shareholders
resulting from operations	70,598,088	34,177,132

Dividends to common shareholders from:
Net investment income	(51,292,000)	(13,364,900)
Net realized gain on investments	-	(5,675,100)
Total dividends to common shareholders	(51,292,000)	(19,040,000)

Net assets applicable to common shareholders, end of period
(Including distributions in excess of net investment income of $28,255,922
and $2,466,286 at September 30, 2007 and December 31, 2006 respectively.)	$453,398,997	$434,092,909

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2007

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$70,598,088
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(29,471,456)
Net change in unrealized appreciation on investments	(25,400,645)
Distributions paid to Series A preferred limited partnership interestholders	6,223,243
Increase in reserve for distributions to Series A preferred limited partnership
interestholders	14,835
Increase in reserve for dividends to Series Z preferred shareholders	1,432
Distributions paid to minority interestholder	14,240,000
Decrease in reserve for distributions to minority interestholder	4,833,470
Income from original issue discount	(996,602)
Income from paid in-kind capitalization and other non-cash income	(10,283,934)
Amortization of deferred debt issuance costs	365,469
Changes in assets and liabilities:
Purchases of investment securities	(336,095,885)
Proceeds from sales, maturities and paydowns of investment securities	365,362,611
Decrease in receivable for investment securities sold	8,355,675
Decrease in accrued interest income on securities of unaffiliated issuers	322,803
Decrease in accrued interest income on securities of affiliates	2,366,199
Increase in prepaid expenses and other assets	(7,608,438)
Decrease in distributions payable to minority interestholder	(1,300,000)
Decrease in director fees payable	(23,833)
Decrease in interest payable	(20,117)
Increase in payable for investment securities purchased	6,062,920
Increase in payable to affiliate	80,704
Increase in accrued expenses and other liabilities	100,583
Net cash provided by operating activities	67,727,122

Financing activities
Proceeds from draws on credit facility	383,000,000
Principal repayments on credit facility	(437,000,000)
Distributions paid to Series A preferred limited partnership interestholders	(6,223,243)
Distributions paid to minority interestholder	(14,240,000)
Dividends paid to common shareholders	(56,680,000)
Net cash used in financing activities	(131,143,243)

Net decrease in cash and cash equivalents	(63,416,121)
Cash and cash equivalents at beginning of period	195,414,963
Cash and cash equivalents at end of period	$131,998,842

Supplemental cash flow information:
Interest payments	$7,469,392

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2007

1. Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware limited partnership (the “Partnership”), of which the Company owns 100% of the common limited partnership interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

On July 31, 2006, Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the “Predecessor Funds” or “SVBFII” and “SVAR”, respectively) contributed 76.5% and 92.7%, respectively, of their assets totaling $428,718,759 to the Partnership in exchange for 100% of the common limited partnership interests and general partnership interests in a non-taxable transaction. SVBFII contributed assets consisting of investment securities of $176,190,903 (including unrealized appreciation of $12,780,545), cash of $32,633,751 and liabilities over other assets of $115,220,209. SVAR contributed assets consisting of investment securities of $481,763,854 (including unrealized appreciation of $54,591,406), cash of $27,718,761 and liabilities over other assets of $174,368,301. SVBFII and SVAR then contributed their common limited partnership interests in the Partnership to the Company in exchange for 100% of the Company’s common shares, which SVBFII and SVAR then distributed to their respective members who chose to participate in the Company.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. The Certificate of Formation of the Company the Certificate of Limited Partnership of the Partnership were both filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006, prior to the time the Company and the Partnership were required to register as investment companies. Subsequently, the Company received additional investments from additional investors that caused them to be required to register as investment companies.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common shares and preferred limited interests voting together as a single class.

Company Structure

Total initial capitalization of the consolidated Company is approximately $828.8 million, consisting of approximately $419.0 million of contributed common equity, an approximately $9.8 million initial general partnership interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $266 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership, and $23,500 in Series Z preferred shares of the Company. The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Partnership incurred in connection with its organization and capitalization.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At September 30, 2007, the Partnership had 6,700 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2007, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits, the higher of (ii) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of September 30, 2007, the consolidated results of its operations and its consolidated cash flows for the nine months then ended, and the consolidated changes in net assets for the nine months ended September 30, 2007 and the period from July 31, 2006 (inception) to December 31, 2006. The following is a summary of the significant accounting policies of the Company and the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the Series A Preferred. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2007, all but 8.84% of the investments of the Partnership were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)
for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2007, the Partnership held foreign currency denominated investments with an aggregate market value of approximately 6.40% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at September 30, 2007 and reported in US dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $4,044,804 were included in net unrealized gains on investments at September 30, 2007.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments.

Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Partnership entered into several interest rate swaps and currency forward transactions during the period ended September 30, 2007.

The Partnership recognizes all derivatives as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

As of September 30, 2007, the aggregate notional amount of the interest rate swaps and the currency forwards were $44,995,112 and $2,974,546 with fair values of ($4,835,496) and ($261,255), respectively. The maturity dates of the interest rate swaps are September 13, 2016 and May 19, 2015. The maturity dates of the currency forwards are September 15, 2009 and February 1, 2010.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

As of September 30, 2007, the following derivatives were outstanding:

Derivatives	Notional Amount	Fair Value		Percent of Cash and Investments
Cross Currency Basis Swap
Pay Euros, receive US dollars, expiring September 12, 2016	$25,955,658		$(3,424,103)	(0.41)%
Pay Euros, receive US dollars, expiring May 19, 2015	$18,122,832		$(987,570)	(0.12)%
Other	$916,622		$(423,823)	(0.05)%
Total Cross Currency Basis Swaps			$(4,835,496)	(0.58)%
Currency Forward
Sell Euros, buy US dollars, expiring September 15, 2009	$1,241,269	$	(128,149)	(0.02)%
Sell Euros, buy US dollars, expiring February 1, 2010	$1,733,277	$	(133,106)	(0.02)%

Total Derivatives			$(5,096,751)	(0.62)%

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and the Partnership, and expensed to operations at inception.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant- yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Limited Interestholders and Common Shareholders

Distributions are recorded on the ex-dividend date. The amount to be paid by the Partnership to the Company as a dividend is determined by the Partnership’s General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a distribution to its common shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based amounts received from the Partnership, less any Company-level expenses and distributions to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually. The General Partner declared distributions of $51,760,000 and $19,040,000 to the Company during the nine months ended September 30, 2007 and the period from July 31, 2006 to December 31, 2006, respectively. Accordingly, the Company declared distributions of $51,292,000 and $19,040,000 to common shareholders during the nine months ending September 30, 2007 and the period from July 31, 2006 to December 31, 2006, respectively.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the Partners’ income tax returns. As of September 30, 2007, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments are primarily due to non-deductible expenses and differing treatments for short-term realized gains and have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2007 were as follows:

Unrealized appreciation	$163,167,482
Unrealized depreciation	(51,826,038)
Net unrealized appreciation	111,341,444

Cost	$579,260,472

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold of being sustained. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 became effective for the Company and the Partnership beginning January 1, 2007. The adoption of FIN 48 did not have a significant impact on the financial statements of the Company or the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. The adoption of SFAS No. 157 is not expected to have a significant impact on the Company’s consolidated financial statements.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to the Company and the Partnership’s General Partner with respect to any accounting period are determined as follows:

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed capital attributable to the Company;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

3. Allocations and Distributions (continued)

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of September 30, 2007, the Partnership’s cumulative annual return exceeded the 8% threshold, and the General Partner had a balance of $18,409,804 in undistributed performance allocations. During the nine months ended September 30, 2007, the Partnership declared $12,940,000 in distributions to the General Partner pursuant to the foregoing distribution provisions.

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity, and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is approximately $828.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $266 million of debt. In addition, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager and a portion of any allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

7. Series Z Preferred Capital

In addition to the Series A Preferred described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of September 30, 2007. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Common Shareholders’ Capital

The Company issued no common stock during the nine months ended September 30, 2007, and issued 418,955.777 shares of common stock upon receipt of $418,955,777 during the period from July 31, 2006 to December 31, 2006.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

September 30, 2007

9. Financial Highlights

	Nine Months Ended September 30, 2007 (Unaudited)	July 31, 2006 (Inception) to December 31, 2006

Per Common Share
Net asset value, beginning of period	$1,036.13	$1,000.00

Investment operations
Net investment income	94.84	48.14
Net realized and unrealized gain	130.99	62.27
Net change in reserve for dividends to Series Z preferred
shareholders	-	-
Distributions to Series A preferred limited partnership
interestholders from:
Net investment income	(14.85)	(2.37)
Net realized gain on investments	-	(1.01)
Net change in reserve for distributions to Series A preferred
limited partnership interestholders	(0.04)	(4.98)
Distributions to minority interestholder from:
Net investment income	(30.89)	(7.98)
Net realized gain on investments	-	(3.39)
Net change in reserve for distributions to minority
interestholder	(11.54)	(9.10)

Total from investment operations	168.51	81.58

Dividends to common shareholders from:
Net investment income	(122.43)	(31.90)
Net realized gain on investments	-	(13.55)
Total dividends to common shareholders	(122.43)	(45.45)

Net asset value, end of period	$1,082.21	$1,036.13

Return on invested assets (1), (2)	17.2%	8.4%

Gross return to common shareholders (1)	21.8%	10.3%
Less: Allocation to General Partner of Special Value
Continuation Partners, LP (1)	(4.5%)	(2.1%)
Return to common shareholders (1), (3)	17.3%	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

September 30, 2007

9. Financial Highlights (continued)
	Nine Months
	Ended	July 31, 2006
	September 30, 2007	(inception) to
	(Unaudited)	December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common
shareholders	$453,398,997	$434,092,909
Net investment income / average
common shareholder equity (4), (5), (6)	9.7%	10.4%

Operating expenses and carried interest allocation /
average common shareholder equity
Operating expenses (4), (6)	4.8%	5.7%
General Partner interest allocation (1)	4.0%	2.0%
Total expenses and General Partner interest allocation	8.8%	7.7%

Portfolio turnover rate (1), (7)	50.2%	17.3%
Weighted-average debt outstanding	$167,523,810	$168,292,208
Weighted-average interest rate	5.8%	5.8%
Weighted-average number of shares	418,955	418,955
Average debt per share	$399.86	$401.69

Annualized Inception to Date Performance Data as of September 30, 2007:
Return on common shareholder equity (3)	22.6%
Return on invested assets (2)	22.7%
Internal rate of return to common shareholder equity (8)	22.2%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to General Partner, fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of income and expense allocation to the minority interestholder.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends to preferred limited partners of the Partnership, allocation to General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

September 30, 2007

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments in securities of unaffiliated issuers
Debt securities	$-	$254,390,116	$-	$254,390,116
Equity securities	-	65,399,797	-	65,399,797
Total investments in securities of unaffiliated issuers	-	319,789,913	-	319,789,913

Investments in securities of affiliates
Debt securities	-	120,408,846	-	120,408,846
Equity securities	-	255,499,909	-	255,499,909
Total investments in securities of affiliates	-	375,908,755	-	375,908,755

Investment in subsidiary	453,543,061	-	(453,543,061)	-

Total investments	453,543,061	695,698,668	(453,543,061)	695,698,668

Cash and cash equivalents	23,470	131,975,372	-	131,998,842
Distributions receivable from subsidiary	9,200,000	-	(9,200,000)	-
Accrued interest income on securities of unaffiliated issuers	-	5,210,282	-	5,210,282
Accrued interest income on securities of affiliates	-	1,721,434	-	1,721,434
Deferred debt issuance costs	-	3,010,850	-	3,010,850
Receivable for investment securities sold	-	643,500	-	643,500
Receivable from parent		353,667	(353,667)	-
Prepaid expenses and other assets	21,166	7,956,044		7,982,210
Total assets	462,787,697	846,569,817	(463,096,728)	846,260,786

Liabilities
Credit facility payable	-	212,000,000	-	212,000,000
Payable for investment securities purchased	-	6,062,920	-	6,062,920
Distributions payable to common shareholders	9,012,000	9,200,000	(9,200,000)	9,012,000
Distributions payable to general partner/minority interestholders	-	2,300,000	-	2,300,000
Interest payable	-	2,625,501	-	2,625,501
Payable to subsidiary	353,667	-	(353,667)	-
Unrealized loss on derivative instruments	-	5,096,751	-	5,096,751
Management and advisory fees payable	-	690,599	-	690,599
Payable to affiliate	-	80,704	-	80,704
Director fees payable	15,417	-	-	15,417
Accrued expenses and other liabilities	(13,083)	458,440		445,357
Total liabilities	9,368,001	238,514,915	(9,553,667)	238,329,249

Preferred Stock
Series Z preferred stock; $500/share liquidation preference; 400 shares authorized, 47 issued and outstanding	23,500	-	-	23,500
Accumulated dividends on Series Z preferred stock	2,199	-	-	2,199
Total preferred stock	25,699	-	-	25,699

Preferred limited partnership interest
Series A preferred limited partnership interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	-	134,000,000	-	134,000,000
Accumulated distributions on Series A preferred interests	-	2,102,037	-	2,102,037
Total preferred limited partnership interest	-	136,102,037	-	136,102,037

Minority Interests
General partnership interest in Special Value Continuation Partners, LP	-	-	18,409,804	18,409,804

Net assets	$453,393,997	$471,952,865	$(471,952,865)	$453,393,997

Composition of net assets	-
Common stock, $0.001 par value; unlimited shares authorized,
418,955.777 shares issued and outstanding	$419	$-	$-	$419
Paid-in capital in excess of par, net of contributed unrealized gains	361,346,390	-	-	361,346,390
Paid-in capital	-	361,346,809	(361,346,809)	-
Distributable earnings	112,566,228	112,708,093	(112,708,093)	112,566,228
Accumulated distributions to minority interestholders	(18,409,804)	-	-	(18,409,804)
Accumulated distributions to Series A preferred limited
partnership interstholders	(2,102,037)	(2,102,037)	2,102,037	(2,102,037)
Accumulated dividends to Series Z preferred shareholders	(2,199)	-	-	(2,199)
Net assets	$453,398,997	$471,952,865	$(471,952,865)	$453,398,997

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Nine Months Ended September 30, 2007

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income from investments in securities of
unaffiliated issuers	$-	$28,716,451	$-	$28,716,451
Interest income from investments in affiliates	-	17,161,074	-	17,161,074
Dividend income from unaffiliated issuers	-	4,932	-	4,932
Dividend income from affiliates		7,005,528		7,005,528
Income from original issue discount	-	996,602	-	996,602
Other income - unaffiliated issuers	-	1,474,700	-	1,474,700
Other income - affiliates	-	13,095	-	13,095
Dividends from subsidiary	51,760,000	-	(51,760,000)	-
Total interest and related investment income	51,760,000	55,372,382	(51,760,000)	55,372,382

Operating expenses
Interest expense	-	7,318,781	-	7,318,781
Management and advisory fees	-	6,215,391	-	6,215,391
Legal fees, professional fees and due diligence expenses	402,114	596,850	-	998,964
Amortization of deferred debt issuance costs	-	365,469	-	365,469
Commitment fees	-	150,611	-	150,611
Director fees	44,250	88,500	-	132,750
Insurance expense	39,364	78,482	-	117,846
Other operating expenses	8,636	330,899	-	339,535
Total expenses	494,364	15,144,983	-	15,639,347

Net investment income	51,265,636	40,227,399	(51,760,000)	39,733,035

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	-	3,913,788	-	3,913,788
Investments in securities of affiliated issuers	-	25,557,668	-	25,557,668
Net realized gain on investments	-	29,471,456	-	29,471,456

Net change in unrealized appreciation:
Investments	19,333,884	25,400,645	(19,333,884)	25,400,645
Foreign currency	-	5,932	-	5,932
Net change in unrealized appreciation	19,333,884	25,406,577	(19,333,884)	25,406,577
Net realized and unrealized gains	19,333,884	54,878,033	(19,333,884)	54,878,033

Distributions to Series A preferred limited
partnership interestholders	-	(6,223,243)	-	(6,223,243)
Net change in reserve for distributions to Series A
preferred limited partnership interestholders	-	(14,835)	-	(14,835)
Net change in reserve for dividends to Series Z
preferred shareholders	(1,432)	-	-	(1,432)
Distributions to minority interestholders	-	-	(12,940,000)	(12,940,000)
Net change in reserve for dividends to minority
interestholders	-	-	(4,833,470)	(4,833,470)
Net increase in net assets applicable to
common shareholders	$70,598,088	$88,867,354	$(88,867,354)	$70,598,088

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)
(Unaudited)

Nine Months Ended September 30, 2007

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc. Common Stock	$19,423,980	$-	$-	$10,846,832
Anacomp Inc. Promissory Note, LIBOR + 6.5%, due 8/31/09	-	1,032,615	-	1,032,615
Celerity Inc. Senior Secured Notes,
LIBOR + 8%, due 12/23/08	25,338,291	-	-	24,648,387
Celerity Holding Co., Inc. Common Stock	13,713,594	-	-	5,606,797
EaglePicher Holdings Inc. 3rd Lien Term Loan,
LIBOR + 12.5%, due 12/30/11	25,891,599	-	-	30,308,351
EaglePicher Holdings Inc. Common Stock	28,381,006	-	-	43,474,005
Immediate FX Holdings, Inc. Class A Common Stock	1,239,263	-	(1,495,600)	-
Information Resources, Inc. Series B Notes,
LIBOR + 7.42%, due 12/12/08	52,333,840	-	(52,333,840)	-
Information Resources, Inc. Series A Restricted Preferred Stock	27,877,478	-	-	17,834,918
Information Resources, Inc. Series A Preferred Stock	26,497,683	-	-	16,952,180
International Wire Group Senior Secured Notes,
10%, due 10/15/11	12,454,200	-	-	12,465,216
International Wire Group, Inc. Common Stock	33,749,469	-	-	45,527,143
Interstate Fibernet, Inc. 1st Lien Senior Secured Note,
LIBOR + 8% Cash and 0.5% PIK, due 7/25/09	40,964,542	-	(40,964,542)	-
Interstate Fibernet, Inc. 1st Lien Term Loan,
LIBOR + 4% due 7/31/13	-	11,462,861	-	11,472,410
Interstate Fibernet, Inc. 2nd Lien Senior Secured Note,
LIBOR + 3.5% Cash and 4% PIK due 7/31/14	-	12,281,636	-	12,496,565
Interstate Fibernet, Inc. 3rd Lien Senior Secured Note,
LIBOR + 7.5% Cash and 4.5% PIK, due 9/25/09	20,113,404	-	(20,113,404)	-
Interstate Fibernet, Inc. Common Stock		23,477,380		62,726,792
Interstate Fibernet, Inc. Warrants for Convertible Preferred Stock	5,308,475	-	(5,308,475)	-
SVC Partners Corp. 2 Common Stock	-	51,316,937	(49,524,247)	39,650,000

Note to Schedule of Changes in Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the
Partnership of 5% or more of the issuer's voting securities.